S e p t e m b e r 2 0 2 2 I n v e s t o r P r e s e n t a t i o n S e e k i n g G r o w t h , C o m p l e t i n g S i m p l i f i c a t i o n

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions, as well as the rapidly changing challenges with, and the Company's plans and responses to, the novel coronavirus (COVID-19) pandemic and related economic disruptions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward- looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, risks associated with COVID-19 and its impacts on the Company's businesses, results of operations, liquidity and financial condition, and the evaluation of alternatives by the Company related to its materials and construction business, as well as other factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the SEC. The information in this presentation should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements. SAFE HARBOR STATEMENT 2Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i

SEEKING GROWTH, COMPLETING SIMPLIFICATION



SUPERIOR MARKET FUNDAMENTALS
Dynamic, Growing Market with Structural Limitations on New Supply

HIGH-QUALITY PORTFOLIO
Irreplaceable Assets with Embedded Growth Opportunities

SIMPLIFICATION NEARING COMPLETION
Significantly Reduced Non-Core Assets

STRONG BALANCE SHEET
Supports CRE Portfolio Growth Efforts

COMMITMENT TO CORPORATE RESPONSIBILITY
Significant Progress in ESG Initiatives

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 3

DYNAMIC MARKET WITH SUBSTANTIAL BARRIERS TO ENTRY

HAWAIʻI MARKET: SUPERIOR LONG-TERM FUNDAMENTALS

Strong Retail and Industrial Performance Due to Market Factors

Fundamentals Drive Performance

Source: Green Street Advisors and Company disclosures; comparative data set represents strip retail and industrial REITs under Green Street coverage.

1: Most recent peer data available from Green Street Advisors, June 2022.

Q2 2022		Q2 2022[1]
$34.03 A&B Retail ABR PSF	VS	$21.31 Peer Average Retail ABR PSF
$15.48 A&B Industrial ABR PSF	VS	$8.51 Peer Average Industrial ABR PSF

$939
A&B Full-Year 2021 Average Grocer Sales PSF

Strong Consumer Demand Due to Favorable Market Metrics

5-Year Hawaiʻi Forecasts (Growth Rates Annualized; Rankings 1-50 with 1 being best)

2.2% JOB GROWTH	4.9% INCOME GROWTH
#6 RANK IN JOB GROWTH OUT OF 50	#3 RANK IN INCOME GROWTH OUT OF 50

Source: Green Street Advisors.

Supply Constraints Due to Long Entitlement Process

Lengthy & Complex Entitlement Process

3-5 YEARS FOR COUNTY GENERAL PLAN INCLUSION	3-5 YEARS FOR STATE LAND USE URBAN DESIGNATION	3-5 YEARS FOR COUNTY URBAN ZONING

9 to 15 years

Partners for Hawaiʻi

Alexander & Baldwin I NYSE: ALEX 4

IRREPLACEABLE ASSETS

OUTSTANDING PORTFOLIO

Strategically located portfolio of high-quality, needs-based retail, industrial and ground lease assets

Largest portfolio of grocery-anchored, neighborhood shopping centers in Hawai'i

The **"one-stop shop"** for new market entrants with both retail and light industrial/distribution needs

High-performing market with compelling growth opportunities

Many retail chains' **top-performing** stores are in Hawai'i (e.g., Sam's Club, Safeway, Home Depot and California Pizza Kitchen)

32%[1] of nation's top-25 retailers and QSRs do not currently have any operational Hawai'i locations

1: Per QSR Magazine and National Retail Federation data.

Partners for Hawai'i


KAUAI
OAHU
MAUI
ASSET LEGEND:
RETAIL
GROCERY
INDUSTRIAL
OFFICE
GROUND LEASES
Honolulu - 5
Kahului - 4
Kailua - 7
Kaneohe - 2
*Includes only top-20 (by ABR) ground leases.

$116.4M
Total NOI (TTM; As of Q2 2022)

$110.7M
Total NOI (2021)

$94.3M
Total NOI (2020)

$104.2M
Total NOI (2019)


HAWAI'I ISLAND

OAHU
Hawai'i GDP[2] I 75%
2021 NOI I 71%

MAUI
Hawai'i GDP[2] I 11%
2021 NOI I 13%

OTHER ISLANDS
Hawai'i GDP[2] I 14%
2021 NOI I 16%

2: Per State of Hawai'i DBEDT data.

Note: See appendix for a statement on management's use of non-GAAP financial measures and reconciliations.

Alexander & Baldwin I NYSE: ALEX 5

6Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Well-positioned to complete simplification. Monetization of non-core assets has strengthened balance sheet and provides liquidity for CRE growth. SIMPLIFICATION NEARING COMPLETION F A C I L I T A T E S P I V O T B A C K T O C R E G R O W T H Land Ops. $97.8M Materials & Construction $213.0M IDENTIFIED ASSET VALUE As of June 30, 2022 • Land Operations Net BV: $(9.2)M  Maui Business Park Carrying Value: $22.9M  5,300-acre land portfolio • Materials & Construction businesses Net BV: $141.5M  Grace Pacific Carrying Value: $108.6M $1.9B Asset Value CRE $1,494.0M 22 Retail Properties 12 Industrial Properties 4 Office Properties 42 Ground Leases on 141 Acres 81% CRE-Identified Assets Value 19% Non-CRE Assets Value Note: See appendix for a statement on management’s use of non-GAAP financial measures and reconciliations. $26.7M $104.2M $94.3M $110.7M 0 20 40 60 80 100 120 2012 2019 (Pre-COVID) 2020 2021 $ in Millions Over Fourfold Hawai‘i NOI Increase Since 2012 H A W A I ‘ I N O I ‘

STRONG BALANCE SHEET

AMPLE LIQUIDITY TO SUPPORT ACCELERATED CRE GROWTH

TOTAL LIQUIDITY | $532M
CASH | $33M
UNDRAWN REVOLVER | $499M


$33 M
$532M
Total Liquidity
$499 M

Balance Sheet Update:

- Focused on maintaining strong and flexible balance sheet to support long-term growth and as a defensive measure during periods of economic stress
- Long-term leverage target range of 5 to 6 times Net Debt to TTM Consolidated Adjusted EBITDA

Total Debt to Total Market Capitalization	Fixed-Rate Debt to Total Debt	Weighted-Average Interest Rate of Debt	Weighted-Average Maturity
26.7%	98.9%	4.27%	3.7 years

As of June 30, 2022, Net Debt to TTM Consolidated Adjusted EBITDA was **2.4x**, down from 5.4x one year ago

Excluding one-time non-core monetization and M&C impairment impacts, Net Debt to TTM Consolidated Adjusted EBITDA would be **5.0x**

Partners for Hawai'i

Alexander & Baldwin | NYSE: ALEX 7

CRE PORTFOLIO GROWTH

ACTIVE INVESTMENTS TEAM
Industrial and land acquisitions announced in Q4 2021, with additional acquisitions expected

POTENTIAL UTILIZATION
OP Units to facilitate tax-advantaged transactions

152-YEAR HISTORY
Successfully operating in high-performing, high barrier to entry Hawai'i market

DEEP EXPERTISE
In development and redevelopment

HAWAI'I SPECIALIST
Deep market knowledge providing superior sourcing advantages, including off-market and first look opportunities

GROW CRE PORTFOLIO
Internal options through existing entitled land, ground lease and redevelopment opportunities

Multi-Pronged Approach to CRE Growth


Queens' MarketPlace

Acquisitions


Lau Hala Shops

Development & Redevelopment


Kapolei Business Park West Lot 31 (Upcoming)

Ground Lease Reversions

Partners for Hawai'i
Alexander & Baldwin I NYSE: ALEX 8

IMPROVING HAWAI'I'S COMMUNITIES AND CREATING VALUE FOR STAKEHOLDERS AS PARTNERS FOR HAWAI'I

COMMITMENT TO CORPORATE RESPONSIBILITY

Proactive ESG agenda demonstrates consistency with Company's DNA and local commitment

Published third Corporate Responsibility Report with enhanced GHG and SASB disclosures

2020 Nareit Diversity, Equity & Inclusion (DEI) Silver Award Winner; other local and national awards for ESG efforts

ENVIRONMENTAL

- Lau Hala Shops redevelopment in Kailua won two awards, including prestigious national gold award from ICSC

SOCIAL

- Supported 175 local organizations and non-profits during 2021
- Recognized by Nareit as Silver Award winner for Diversity, Equity and Inclusion in 2020
- Recognized by Pacific Business News as 2020 Corporate Award winner at Business of Pride Awards

GOVERNANCE

- Increased Board independence, and enhanced gender and ethnic diversity
- Board refresh adds new perspectives and keeps the CEO and Chairman roles separate

RECENT ESG RECOGNITIONS

Nareit Diversity, Equity & Inclusion Recognition Awards

ICSC Global Awards North America

NAIOP Commercial Real Estate Development Association Hawaii Chapter

The Business of PRIDE

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 9

10Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Number of Properties Retail (“Needs-Based”) Industrial Ground Lease Office 80 22 12 42 4 Total GLA (Sq. Ft.)1 Retail Industrial Office Ground Leases 3.9 M 2.5M 1.3M 0.1M 141 acres Portfolio Leased Occupancy % Portfolio Economic Occupancy % 94.6% 92.6% Total Portfolio Rent Spread: Q2 2022 Total portfolio rent spread for trailing four quarters 6.2% 4.0% Annualized Base Rent (ABR) Per Sq. Ft. Retail Industrial Office $27.76 $34.03 $15.48 $34.92 % of Retail ABR from Anchored Properties (Grocery/Pharmacy/Warehouse Club) 91% Equity Market Cap $1.3B Net Debt to TTM Consolidated Adjusted EBITDA 2.4x Total Liquidity $532.1M *As of June 30, 2022. ‘ Alexander & Baldwin BUS I NE SS O V E R VIEW*

SAFEWAY

Partners for Hawai'i

EXCEPTIONAL Q2 2022 CRE RESULTS

SAME-STORE NOI UP 4.4% YEAR-OVER-YEAR

Greatly improved portfolio performance, reflecting improved tenant performance and collections

STRONG LEASING ACTIVITY WITH AVERAGE SPREADS OF 11.9% FOR NEW LEASES AND 5.4% FOR RENEWAL LEASES

Robust leasing activity continued, given well-located and high-quality properties

HIGH OVERALL & SAME-STORE LEASED OCCUPANCY MAINTAINED

Solid total portfolio leased occupancy of 94.6%, up 60 basis points year-over-year

Alexander & Baldwin I NYSE: ALEX 11

12Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i Board declared a Q3 2022 dividend of $0.22 per share, a two-cent or 10% increase from Q2 2022, payable on October 5, 2022, to shareholders of record as of September 19, 2022 DIVIDEND • Third consecutive quarterly dividend increase reflects strong Q2 2022 CRE results and expected performance for remainder of 2022 • Will continue to work with Board to align dividend with REIT taxable income The Company provided updated annual 2022 guidance . REVISED 2022 GUIDANCE • Core FFO per diluted share • CRE Same-Store NOI $1.05 to $1.11 4% to 6% R e v i s e d Same-Store NOI growth 3.5% to 5.5%, excluding prior year reserve reversals, from prior revision of 3% to 5% $1.01 to $1.07 2% to 4% P r i o r

C O M M E R C I A L R E A L E S T A T E 13Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i

14Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Strategically diversified portfolio of primarily grocery- anchored, community-based retail and services well positioned for an evolving market as people’s lives increasingly are centered around their neighborhoods. PORTFOLIO COMPOSITION A B R E X P O S U R E B Y C A T E G O R Y A S O F Q 2 2 0 2 2 Non-Essential Retail Essential Retail/Restaurants 47%Ground Leases, Industrial and Office 35% Non-Essential Retail 18% Portfolio Composition % of ABR Essential Retail ABR Exposure by Category Ground/Industrial/Office 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ‘

ABR BY ANCHORED PROPERTY TYPE

HIGH-QUALITY ASSETS

Total Portfolio ABR by Anchored Property Type


Office
4%
Grocer/
Pharmacy
44%[1]
Warehouse
Club/General
Merchandise
Retailer
12%
Strip Retail
5%
Ground Lease
19%
Industrial
16%

1: Includes Shadow-Anchored

Retail ABR by Anchored Property Type


Non-
Anchored
Strip
9%
Warehouse
Club/General
Merchandise
Retailer-
Anchored
20%
Grocer/Pharmacy-Anchored
71%

91% of Retail ABR is derived from centers anchored by Grocery, Pharmacy or Warehouse Clubs

Partners for Hawai'i
Alexander & Baldwin I NYSE: ALEX 15

SECURE, WITH UPSIDE

GROUND LEASES

1 Tenant leases land and operates property for lease term

2 A&B collects ground rent, including FMV and contractual escalations and/or percentage rent during the lease term

3 Building and other tenant improvements revert to A&B upon expiration or tenant default

BENEFITS

- Ground lease payment is senior to all other financial obligations
- Costs of ownership are passed to tenant; minimal landlord ownership and operating expenses
- No capital expenditure or tenant improvement costs
- Minimal property management required
- Significant value creation upside at lease reversion and FMV reset

2020

KAIMUKI SHOPPING CENTER

Kaimuki Shopping Center ground lease FMV reset resulted in a 29% ABR increase with additional contract steps in years 3 and 7.



2021

HART

Honolulu County ground lease contractual step-up resulted in a 34% ABR increase.



FUTURE OPPORTUNITY

WINDWARD CITY SHOPPING CENTER

Windward City Shopping Center ground lease FMV reset upcoming in 2023, with similar recent FMV resets resulting in 30% to 70% ABR increases.



Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 16

Completed

Return of **11%** on repositioning capital spent and current leased occupancy of **96.8%**.



LAU HALA SHOPS

Reversion of
Ground Lease Asset

Ongoing

Estimated return of **9%** on repositioning capital spend and current leased occupancy of **84.4%**.


STARBUCKS

AIKAHI PARK SHOPPING CENTER

Reversion of Ground Lease Asset,
Redevelopment of Aging Asset and
GLA Expansion

Upcoming

Estimated return of **8%** on refresh capital spend and current leased occupancy of **97.2%**.



MANOA MARKETPLACE

Refresh of Asset

IRREPLACEABLE ASSETS WITH EMBEDDED GROWTH UPSIDE

EXPERTISE IN UNLOCKING VALUE-ADD OPPORTUNITIES

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 17

COMPETITIVE ADVANTAGE AT MAUI BUSINESS PARK II

GROUND-UP DEVELOPMENT OF COMMERCIAL ASSETS



Kahului Airport
MAUI BUSINESS PARK II
SAFEWAY
COSTCO
COSTCO WHOLESALE
NORTH PROJECT
HANA HIGHWAY
SERVCO
HO`OKELE D/E/F CONDOMINIUMS
AIRPORT ROAD
SOUTH PROJECT
Maui Marketplace
OfficeMax
LOT B-1
Walmart
AMERICAN
LOWE'S
TARGET
HO'OKELE STREET

- 53.5 acres remaining of light industrial lots in Kahului, Maui
- Flexible zoning for light industrial, retail and office use
- Strategically developing and offering build-to-suit lease arrangements for tenants, while monetizing select parcels to owner-users

RETAIL
Ho'okele Shopping Center

- Phase one development of 71,400-sq. ft. center complete
- Safeway grocery store, gas station, and convenience store anchor property
- Strong phase one leasing activity continues
- Expected stabilized yield of approximately 8%


SAFEWAY

INDUSTRIAL

Highly desirable commercial and light industrial development given proximity to Kahului Airport, Kahului Harbor and main Maui roadways



Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 18

GROWTH VIA ACQUISITIONS

CRE PORTFOLIO

Local presence provides access to off-market pipeline:

$1.0B Invested since 2013

90%+ First-look or off-market acquisitions

Actively looking to strategically grow CRE portfolio, focused on industrial and anchored retail assets, with ample future growth opportunities for both asset classes within Hawai'i

Target property types

- Anchored & strip retail centers
- Industrial/flex warehouses
- Mixed-use urban with retail components
- Sale-leasebacks with creditworthy businesses
- Leased-fee interests
- Retail/industrial development opportunities

UPREIT

Structure can provide unique diversification, liquidity and estate benefits to sellers

Vast growth opportunities in preferred asset types

ANCHORED RETAIL ASSET OWNERSHIP IN HAWAI'I


22%
78%
A&B
Other

15 Grocery or Drugstore Anchored Assets

2.2M Sq. Ft. of GLA (Anchored Retail)

93.1% Retail Segment Leased Occupancy

64% Of Total TTM NOI (Retail Segment)

~10M Sq. Ft. of GLA Total Anchored Retail Market

INDUSTRIAL ASSET OWNERSHIP IN HAWAI'I


2%
98%
A&B
Other

12 Industrial assets

1.3M Sq. Ft. of GLA

98.4% Leased Occupancy

17% Of Total TTM NOI

~60M Sq. Ft. of GLA Total Industrial Market

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 19

FOCUSED ON CRE GROWTH

Reviewing External and Internal Opportunities

- Actively pursuing opportunities across target markets and in preferred asset classes
- Strategic advantages from Hawai'i focus and decades-long relationships will help uncover opportunities and value
- Supported by strong and flexible balance sheet with ample liquidity
- Continue to also pursue internal opportunities, where yields remain attractive, and timing may be better controlled

Q4 2021 ACQUISITIONS



Daniel K. Inouye International Airport
Kalihi Kai Industrial
Honolulu Harbor

Kalihi Kai Industrial

- 42K sf warehouse and 29K sf industrial yard
- Well-located industrial property in Urban Oahu
- Off-market acquisition



Kapolei Business Park West Lots

- Two lots totaling 3 acres of industrial land
- Well-located within Oahu submarket where most new industrial product being developed
- Build-to-suit leasing or spec development in discussion

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 20

Partners for Hawai’i 21Alexander & Baldwin I NYSE: ALEX C O M M I T M E N T T O C O R P O R A T E R E S P O N S I B I L I T Y

SUSTAINABILITY INITIATIVE

PEARL HIGHLANDS CENTER

- Construction is nearing completion of 1.3-megawatt rooftop photovoltaic system
- Sized to offset 100% of common area energy and provide additional power to select tenants
- Beginning of broader rooftop solar initiative across CRE portfolio

Late 2022
OPERATIONAL TIMING

$300K
ANTICIPATED INCREMENTAL ANNUAL NOI UPLIFT


ROSS

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 22

23Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i SUPPORTING OUR COMMUNITIES In 2021, A&B made charitable contributions to 175 Hawai‘i-based non-profit organizations, with a particular focus on expanding support for DEI, social justice and housing-related causes. The Company allocated 20% of its annual giving budget in 2020 to support non-profits on the frontline of COVID-19 relief and to provide stability to those most affected by the impacts of this pandemic in key communities, working with trusted long-term non-profit partners.

ALIGNED WITH COMMITMENT TO PRINCIPLES OF ESG

GOVERNANCE

- Diverse, independent Board of Directors with broad and complementary skill sets
- Separate Chair and CEO, combined with lead independent director
- Ongoing stakeholder engagement program
- Robust cybersecurity protections

BOARD OF DIRECTORS METRICS

CHAIR	Independent
INDEPENDENT (NYSE)	86%
FEMALE	29%
CURRENT/FORMER A&B CEO	1
ETHNICALLY DIVERSE	43%
REIT EXPERTISE	43%


Chris Benjamin


Diana Laing


John Leong


Thomas Lewis


Douglas Pasquale


Michele Saito


Eric Yeaman

Partners for Hawai'i

Alexander & Baldwin I NYSE: ALEX 24

SEEKING GROWTH, COMPLETING SIMPLIFICATION



SUPERIOR MARKET FUNDAMENTALS
Dynamic, Growing Market with Structural Limitations on New Supply

HIGH-QUALITY PORTFOLIO
Irreplaceable Assets with Embedded Growth Opportunities

SIMPLIFICATION NEARING COMPLETION
Significantly Reduced Non-Core Assets

STRONG BALANCE SHEET
Supports CRE Portfolio Growth Efforts

COMMITMENT TO CORPORATE RESPONSIBILITY
Significant Progress in ESG Initiatives

Partners for Hawai'i
Alexander & Baldwin I NYSE: ALEX 25

A P P E N D I X 26Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i

SIMPLIFICATION EFFORTS • Closed on the sale of approximately 18,900 acres of non-core landholdings  Conservation and agricultural land on Kaua‘i  100% ownership interest in McBryde Resources, Inc. • Another large step toward completing strategic transformation efforts • In active discussions with interested buyers on remaining non-core landholdings, amid robust demand for Hawai‘i real estate Partners for Hawai’i 27Alexander & Baldwin I NYSE: ALEX

MATERIALS & CONSTRUCTION • Timing of key projects, COVID impacts on workforce, and inflationary cost pressure affected Q2 2022 results • Pleased with improvements made over past few years in operations, cost management, and bidding • Strongest book of business in four years, with paving and infrastructure activity increasing at Grace and statewide due partly to infrastructure bill spending • Board has authorized formal marketing process to sell Grace Pacific Partners for Hawai’i 28Alexander & Baldwin I NYSE: ALEX

29Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i DOLLARS IN MILLIONS; AS OF JUNE 30, 2022 LAND OPERATIONS NAV COMPONENTS Acres Book Value Assets Kapolei Business Park West 3 $6.2 Non-core landholdings 5,342 48.6 Total Landholdings 5,345 $54.8 Investments in real estate joint ventures and partnerships 8.8 Maui Business Park II 54 22.9 Total Real Estate Investments, net $86.5 Other Assets 11.3 Total Assets $97.8 Liabilities Maui agricultural land sale deferred revenue and reserves $75.3 Environmental remediation 12.5 Land development warranty and post-closing obligations 8.4 Other liabilities 10.8 Total Liabilities $107.0 Land Operations Book Value $(9.2) 24,401 5,342 - 5,000 10,000 15,000 20,000 25,000 Ac re s Simplification of Non-Core Landholdings 12/31/2021 6/30/2022

30Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF GAAP TO NON- GAAP MEASURES DOLLARS IN MILLIONS CRE NET OPERATING INCOME Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 Change CRE Operating Profit (Loss) $19.4 $18.6 $0.8 Plus: Depreciation and amortization 9.2 9.5 (0.3) Less: Straight-line lease adjustments (1.1) (1.0) (0.1) Less: Favorable/(unfavorable) lease amortization (0.4) (0.2) (0.2) Plus: Other (income)/expense, net 0.9 (0.1) 1.0 Plus: Selling, general, administrative and other expenses 1.8 1.7 0.1 NOI $29.8 $28.5 $1.3 Less: NOI from acquisitions, dispositions and other adjustments (0.1) (0.1) - Same-Store NOI $29.7 $28.4 $1.3 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

31Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO A&B COMMON SHAREHOLDERS TO FFO AND CORE FFO DOLLARS IN MILLIONS FUNDS FROM OPERATIONS (FFO) AND CORE FFO Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 Net income (loss) available to A&B common shareholders $4.0 $12.8 Depreciation and amortization of commercial real estate properties 9.2 9.5 Gain on the disposal of commercial real estate properties, net - - FFO $13.2 $22.3 Exclude items not related to core business: Land Operations Operating (Profit) Loss 7.7 (9.1) Materials & Construction Operating (Profit) Loss 0.6 1.9 Loss from discontinued operations 0.1 0.1 Income (loss) attributable to noncontrolling interest 0.3 0.2 Income tax expense (benefit) (18.1) - Non-core business interest expense 2.7 3.1 Pension termination – CRE and Corporate 13.8 - Core FFO $20.3 $18.5 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

32Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF CORE FFO STARTING FROM COMMERCIAL REAL ESTATE OPERATING PROFIT DOLLARS IN MILLIONS CORE FUNDS FROM OPERATIONS (CORE FFO) Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 CRE Operating Profit $19.4 $18.6 Depreciation and amortization of commercial real estate properties 9.2 9.5 Corporate and other expense (19.1) (6.0) Core business interest expense (2.9) (3.6) Distributions to participating securities (0.1) - Pension termination – CRE and Corporate 13.8 - Core FFO $20.3 $18.5 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

33Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF CONSOLIDATED NET INCOME TO CONSOLIDATED ADJUSTED EBITDA DOLLARS IN MILLIONS CONSOLIDATED ADJUSTED EBITDA Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 TTM June 30, 2022 Net Income (Loss) $4.4 $13.0 $28.3 Depreciation and amortization 11.4 12.8 47.7 Interest expense 5.6 6.7 23.9 Income tax expense (benefit) (18.1) - (18.2) Consolidated EBITDA $3.3 $32.5 $81.7 Asset impairments related to the M&C segment - - 26.1 Equity method investment impairment related to the M&C segment - - 2.9 Pension termination 73.7 - 76.9 Consolidated Adjusted EBITDA $77.0 $32.5 $187.6 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.